Long-Term Debt	12 Months Ended
Mar. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
On April 1, 2016, we refinanced our existing credit facility. See Note 18 for details.
Long-term debt, including the current portion, consisted of the following:

	March 31, 2016	March 31, 2015
Senior Credit Facility dated December 19, 2014:
Term Loan due 2020	$332,500	$350,000
Revolving Credit Facility due 2020	—	—
Total principal amount of Credit Agreement	332,500	350,000
5.875% Senior Notes due 2023	350,000	—
Principal amount of long-term debt	682,500	350,000
Less: unamortized deferred financing costs	12,213	10,335
Carrying amount of long-term debt	670,287	339,665
Less: current portion	17,500	17,500
Carrying amount of long-term debt, excluding current portion	$652,787	$322,165

Credit Agreement
On December 19, 2014, we entered into a credit agreement (the “2014 Credit Agreement”), which was comprised of a senior secured term loan of $350,000 (the “Term Loan”) and a senior secured revolving credit facility of $400,000 (the “Revolving Credit Facility”), both of which were to mature on February 9, 2020.
The Term Loan was subject to quarterly principal payments of $4,375 beginning in June 2015, with the remaining balance due on February 9, 2020. Substantially all domestic tangible and intangible assets of Vista Outdoor and our subsidiaries were pledged as collateral under the 2014 Credit Agreement. Borrowings under the 2014 Credit Agreement bore interest at a rate equal to either the sum of a base rate plus a margin or the sum of a Eurodollar rate plus a margin. Each margin was based on our consolidated leverage ratio, as defined in the 2014 Credit Agreement, and based on the ratio in effect as of March 31, 2016, the base rate margin was 0.75% and the Eurodollar margin was 1.75%. The interest rate for the Term Loan as of March 31, 2016 was 2.18%. We pay a commitment fee on the unused portion of the Revolving Credit Facility based on our consolidated leverage ratio, and based on the ratio in effect as of March 31, 2016, this fee was 0.30%. As of March 31, 2016, we had no borrowings against our $400,000 Revolving Credit Facility and had outstanding letters of credit of $30,222, which reduced amounts available on the Revolving Credit Facility to $369,778. Debt issuance costs totaling approximately $11,000 were being amortized over the term of the Term Loan.
5.875% Notes

On August 11, 2015, we issued $350,000 aggregate principal amount of 5.875% Senior Notes (the “5.875% Notes”) that mature on October 1, 2023. These notes are unsecured and senior obligations. Interest on these notes is payable semi-annually in arrears on April 1 and October 1 of each year, starting on April 1, 2016. We have the right to redeem some or all of these notes from time to time on or after October 1, 2018, at specified redemption prices. Prior to October 1, 2018, we may redeem some or all of these notes at a price equal to 100% of their principal amount plus accrued and unpaid interest to the date of redemption and a specified make-whole premium. In addition, prior to October 1, 2018, we may redeem up to 35% of the aggregate principal amount of these notes with the net cash proceeds of certain equity offerings, at a price equal to 105.875% of their principal amount plus accrued and unpaid interest to the date of redemption. Debt issuance costs of approximately $4,300 are being amortized to interest expense over 8 years, the term of the notes.

Rank and Guarantees

The Credit Agreement obligations are guaranteed on a secured basis, jointly and severally and fully and unconditionally, by substantially all of our domestic subsidiaries. Vista Outdoor (the parent company issuer) has no independent assets or operations. We own 100% of all of these guarantor subsidiaries. The 5.875% Notes are senior unsecured obligations and will rank equally in right of payment with any future senior unsecured indebtedness and senior in right of payment to any future subordinated indebtedness. The 5.875% Notes are fully and unconditionally guaranteed, jointly and severally, by our existing and future domestic subsidiaries that guarantee indebtedness under our Credit Agreement or that guarantee certain of our other indebtedness, or indebtedness of any subsidiary guarantor, in an aggregate principal amount in excess of $50,000. These guarantees are senior unsecured obligations of the applicable subsidiary guarantors. The guarantee by any subsidiary guarantor of our obligations in respect of the 5.875% Notes will be released in any of the following circumstances:

•	if, as a result of the sale of its capital stock, such subsidiary guarantor ceases to be a restricted subsidiary;

•	if such subsidiary guarantor is designated as an “Unrestricted Subsidiary”;

•	upon defeasance or satisfaction and discharge of the 5.875% Notes; or

•	if such subsidiary guarantor has been released from its guarantees of indebtedness under the Credit Agreement and all capital markets debt securities.
Scheduled Minimum Loan Payments
The scheduled minimum loan payments on outstanding long-term debt were as follows as of March 31, 2016:

Fiscal 2017	$17,500
Fiscal 2018	17,500
Fiscal 2019	17,500
Fiscal 2020	280,000
Fiscal 2021	—
Thereafter	350,000
Total	$682,500

Covenants and Default Provisions
Our Credit Agreement imposes restrictions, including limitations on our ability to incur additional debt, enter into capital leases, grant liens, pay dividends and make certain other payments, sell assets, or merge or consolidate with or into another entity. In addition, the Credit Agreement limits our ability to enter into sale-and-leaseback transactions. The Credit Agreement allows us to make unlimited “restricted payments” (as defined in the Credit Agreement), which, among other items, would allow payments for future share repurchases, as long as we maintain a certain amount of liquidity and maintain certain senior debt limits, with a limit, when those senior debt limits are not met, of $150,000 plus proceeds of any equity issuances plus 50% of net income since February 9, 2015. The Credit Agreement also requires that we meet and maintain specified financial ratios, including a minimum interest coverage ratio and a maximum consolidated leverage ratio. Our ability to comply with these covenants and to meet and maintain the financial ratios may be affected by events beyond our control. Borrowings under the Credit Agreement are subject to compliance with these covenants. As of March 31, 2016, we were in compliance with the financial covenants.
A failure to comply with the covenants in the Credit Agreement could prevent us from drawing under the revolving credit facility and could result in an event of default under the Credit Agreement, which could allow the creditors to accelerate the related indebtedness and proceed against the collateral that secures the indebtedness. We may not have sufficient liquidity to repay the indebtedness in such circumstances.
The indenture governing the 5.875% Notes contains covenants that, among other things, limit our ability to incur or permit to exist certain liens, sell, transfer or otherwise dispose of assets, consolidate, amalgamate, merge or sell all or substantially all of our assets, enter into transactions with affiliates, enter into agreements restricting our subsidiaries’ ability to pay dividends, incur additional indebtedness, pay dividends or make other distributions or repurchase or redeem our capital stock, prepay, redeem or repurchase certain debt and make loans and investments. A failure to comply with the covenants in the indenture could result in an event of default, which could allow the holders of the 5.875% Notes to accelerate the 5.875% Notes. We may not have sufficient liquidity to repay the 5.875% Notes in such circumstances.
The Credit Agreement and the indenture governing the 5.875% Notes contain cross-default provisions so that non-compliance with the covenants within one debt agreement could cause a default under other debt agreements as well.
Cash Paid for Interest on Debt
Cash paid for interest totaled $8,808 in fiscal 2016 and $742 in fiscal 2015.